UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 12,  2003

NATIONAL VISION, INC.
(Exact name of registrant as specified in its charter)

Commission File No: 0-20001

Georgia	58-1910859
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

296 Grayson Highway
Lawrenceville, Georgia 30045

(770)-822-3600
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

PRESS RELEASE

On August 12, 2003, the Company issued a press release, attached as Exhibit 99.1 hereto, regarding its results for the second quarter of fiscal 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL VISION, INC.

Date: August 12, 2003	By: /s/ Angus Morrison
Angus Morrison Senior Vice President Chief Financial Officer

Exhibit Index

Description	Number

Press Release	99.1